UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
June 9, 2020
Johnson & Johnson
 (Exact name of registrant as specified in its charter)

New Jersey	1-3215	22-1024240
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Johnson & Johnson Plaza, New Brunswick, New Jersey  08933
(Address of Principal Executive Offices)
 (Zip Code)
Registrant's telephone number, including area code:
732-524-0400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
               CFR 240.14d-2(b))
☐             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
               CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $1.00	JNJ	New York Stock Exchange
0.250% Notes Due January 2022	JNJ	New York Stock Exchange
0.650% Notes Due May 2024	JNJ	New York Stock Exchange
5.50% Notes Due November 2024	JNJ	New York Stock Exchange
1.150% Notes Due November 2028	JNJ	New York Stock Exchange
1.650% Notes Due May 2035	JNJ	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year

Amendment to By-Laws

As previously disclosed in Forms 8-K filed by Johnson & Johnson (the "Company") on February 13, 2020 and April 29, 2020 (the “previous Forms 8-Ks”), on February 11, 2020, the Board of Directors (the "Board") voted unanimously to submit a proposal to the Company’s shareholders at its 2020 Annual Meeting of Shareholders held on April 23, 2020 (the "2020 Annual Meeting") recommending the approval of an amendment to the Company’s Restated Certificate of Incorporation to delete the provision that provides that no director may be removed by a vote of the shareholders, except for cause (the “Proposed Amendment”).

The Proposed Amendment was approved by the Company's shareholders at the 2020 Annual Meeting and, as disclosed in the previous Forms 8-K, the Board intended to approve a conforming amendment to the Company’s By-Laws (the “By-Law Amendment”).

On June 9, 2020, the Board approved the By-Law Amendment. Accordingly, Article II, Section 2 of the By-Laws has been amended to delete the for cause requirement for director removal by a vote of the shareholders.

The foregoing description of the By-Law Amendment is qualified in its entirety by reference to text of the By-Laws, as amended, a copy of which is filed herewith as Exhibit 3.1 to this Current Report on Form 8‑K and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description of Exhibit
3.1	By-Laws, as amended
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Johnson & Johnson
(Registrant)
Date:	June 10, 2020	By:	/s/ Renee A. Brutus
Renee A. Brutus Assistant Secretary